UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  December 5, 2016 (November 30, 2016)
PERFORMANCE SPORTS GROUP LTD.
(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation or organization)	001-36506 (Commission File Number)	Not Applicable (I.R.S. Employer Identification Number)

100 Domain Drive Exeter, NH (Address of principal executive offices)	03833-4801 (Zip Code)

Registrant’s telephone number, including area code:  (603) 610-5802
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03. Bankruptcy or Receivership.
On November 30, 2016, the United States Bankruptcy Court for the District of Delaware (the “Court”) entered (i) the Final Order (I) Authorizing the Debtors to Obtain Post-Petition Secured Financing, (II) Authorizing the Debtors' Use of Cash Collateral, (III) Granting Adequate Protection to Prepetition Secured Creditors, and (IV) Granting Related Relief [Docket No. 229] (the “DIP Order”), by which the Court approved the Company’s debtor-in-possession financing facilities entered into as of October 31, 2016 (the “DIP Facilities”), on a final basis and (ii) (I) the Order (A) Establishing Bidding Procedures for the Sale of All, or Substantially All, of the Debtors’ Assets; (B) Approving Bid Protections; (C) Establishing Procedures Relating to the Assumption and Assignment of Executory Contracts and Unexpired Leases; (D) Approving Form and Manner of the Sale, Cure and Other Notices; and (E) Scheduling an Auction and a Hearing to Consider the Approval of the Sale; (II) an Order (A) Approving the Sale of the Debtors’ Assets Free and Clear of Claims, Liens and Encumbrances; (B) Approving the Assumption and Assignment of Executory Contracts and Unexpired Leases; and (III) Granting Related Relief [Docket No. 233] (the “Bidding Procedures Order”), by which the Court approved the bidding procedures (the “Bidding Procedures”) for the Court supervised sale process of the Company, as well as bid protections afforded in connection with the previously announced “stalking horse” asset purchase agreement, under which an acquisition vehicle to be co-owned by affiliates of Sagard Capital Partners, L.P. and Fairfax Financial Holdings Limited seeks to acquire substantially all of the assets of the Company and its North American subsidiaries through the bankruptcy sale process.
The Ontario Superior Court of Justice also entered orders approving the DIP Facilities and the Bidding Procedures (the “OSCJ Orders”), and extending the stay of proceedings to February 27, 2017.
Item 7.01 Regulation FD Disclosure.
The DIP Order is available on the claims agent site at: https://cases.primeclerk.com/PSG/Home-DocketInfo
The Bidding Procedures Order is available on the claims agent site at: https://cases.primeclerk.com/PSG/Home-DocketInfo
The OSCJ Orders are available on the monitor’s site at: http://documentcentre.eycan.com/Pages/Main.aspx?SID=390&Redirect=1
The information in Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section.  The information in Item 7.01 of this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Item 8.01 Other Events.
On November 30, 2016, the Company issued a press release announcing the DIP Order, Bidding Procedures Order and OSCJ Orders.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01                          Financial Statements and Exhibits.
(d)            Exhibits.
Exhibit No.	Description

99.1	Press Release, dated November 30, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 5, 2016

PERFORMANCE SPORTS GROUP LTD.

By:	/s/ Michael J. Wall
	Name:	Michael J. Wall
	Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 30, 2016.